UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2011

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-32253	87-0650264

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)

of incorporation)

16B/F Ruixin Bldg., No. 25 Gaoxin Road

Xi’an, Shaanxi Province, China 710075

(Address of principal executive offices)

86-29-8822 4682

 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 15 , the board of directors of Huifeng Bio-Pharmaceutical Technology, Inc (the “Company”), based on the recommendation of the audit committee and in consultation with management, concluded that, because of inadvertent errors identified in the Company’s previously issued financial statements for the fiscal year ended December 31, 2009 and the first three fiscal quarters of 2010, the Company will restate its previously issued financial statements, including the quarterly data for fiscal years 2010 and its selected financial data for the relevant periods. Accordingly, investors should no longer rely upon the Company’s previously released financial statements for these periods and any earnings releases or other communications relating to these periods.

As discussed below, management discovered these non-cash errors during an internal review to prepare responses to comments the Company received from the Securities and Exchange Commission (the “SEC”) regarding the SEC’s review of the Company’s Form 10-K for the year ended December 31, 2009 and the year-end financial statements and audit.  In response to the SEC comment letter, the audit committee of the Company’s board of directors initiated an internal review to determine the existence of and reason for errors and determined errors in the classification of certain warrants and the accounting treatment of the modification of certain convertible notes.  In summary, as discussed more particularly below, the outstanding warrants should be classified as liability according to ASC 815-40, which became effective on January 1, 2009. The Company erroneously classified the warrants as equity for the relevant periods.  The modification of convertible promissory notes originally issued on December 31, 2007 should have been treated as an extinguishment of debt pursuant to ASC 405-20.

None of the financial statement errors implicate misconduct with respect to the Company or its management or employees, which were based on a misunderstanding of applicable accounting rules.

The amounts disclosed below are the effect of these errors on each reporting period. The impact of the individual errors will be disclosed in more detail in the Company’s restated financial statements. The adjustments necessary to correct the non-cash errors will have no effect on reported cash flow from operations.

The Company has discovered the following errors:

Warrant Liabilities

On December 31, 2007, the Company issued warrants in connection with the issuance and sale of convertible promissory notes.  The warrants were classified as equity in the Company’s audited financial statements for fiscal years 2007, 2008 and 2009.  On January 1, 2009, FASB ASC Topic 815, entitled “Derivatives and Hedging” (“ASC 815”) (previously EITF 07-5, “Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity’s Own Stock”)), became effective,  ASC 815 constitutes new guidance for instruments indexed to an entity’s own stock and the resulting liability or equity classification.  In the context of responding to the SEC’s comment letter, the Company performed an assessment of these warrants and concluded that the warrants are within the scope of ASC 815.  Accordingly, ASC 815 should have been adopted as of January 1, 2009 by classifying the warrants as liabilities measured at fair value with changes in fair value recognized in earnings for each reporting period and recording a cumulative-effect adjustment to the opening balance of retained earnings.

We have calculated the fair value of the warrants at the date of adoption of ASC 815 as well as at March 31, 2010, June 30, 2010 and September 30, 2010, utilizing a Black-Scholes-Merton stock option valuation model.  Based on our calculations and assessment of the materiality, we have concluded that our previously filed Annual Report on Form 10-K for the year ended December 31, 2009 as well as our previously filed Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2010 require restatement.

Extinguishment of Debt

On December 24, 2009, the Company and the remaining six holders holding convertible promissory notes totaling $1,800,000, entered into a note amendment agreement that (i) extended the maturity date of the Notes to June 30, 2011, (ii) reduced the conversion price of the Notes from $1.00 to $0.80, (iii) reduced the exercise price of warrants to purchase 450,000 shares of common stock from $1.50 to $1.00, (iv) extended the term of the warrants to December 31, 2011, and (v) established a repayment schedule beginning on April 30, 2010 with the entire remaining balance payable on June 30, 2011.  In addition, the Company agreed to issue the holders an aggregate of 450,000 shares of common stock in consideration for entering into the amendment.  The Company timely disclosed the note modifications in its Form 10-K for the year ended December 31, 2009.

The Company has performed an assessment of this transaction in accordance with ASC 470-50 “Modification and Extinguishments” and ASC 405-20 “Extinguishment of Liabilities,” and determined that by applying the 10% cash flow test the original and new convertible notes were substantially different and that as a result the modification of the convertible promissory notes should have been treated as an extinguishment of debt.  As a result, the Company has determined that its previously filed Annual Report on Form 10-K for the year ended December 31, 2009 as well as our previously filed Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2010 require restatement.

Expected impact of the restatement

The estimated necessary adjustments to the Company’s consolidated balance sheets and statements of operations are summarized in the tables below. The Company is still in the process of completing its review of the restated financial statements, and, therefore, the estimated adjustments described below are preliminary. While the Company expects to report the estimated adjustments described below, there can be no assurance that the final adjustments that are made as part of the restatement will not differ materially from the estimated adjustments.

	Fiscal Year 2009			Q1 2010			Q2 2010			Q3 2010
	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
Total Liabilities	$3,030,341	$864,097	$3,894,438	$3,087,491	$780,884	$3,868,375	$3,241,536	$618,877	$3,860,413	$3,345,925	$563,155	$3,909,080
Additional paid in capital	$10,315,847	$(536,285)	$9,779,562	$10,388,755	$(536,285)	$9,852,470	$10,896,366	$(536,285)	$10,360,081	$12,642,737	$(536,285)	$12,106,452
Unappropriated retained earnings	$2,189,692	$(327,812)	$1,861,880	$3,053,581	$(244,599)	$2,808,982	$4,585,883	$(82,592)	$4,503,291	$6,741,813	$(26,870)	$6,714,943
Net income	$3,042,860	$(619,320)	$2,423,540	$892,094	$83,213	$975,307	$2,499,927	$254,220	$2,754,147	$4,775,256	$300,941	$5,076,197
Basic net income per common share	$0.15	$(0.03)	$0.12	$0.04	-	$0.04	$0.10	$0.01	$0.11	$0.19	$0.01	$0.20

In accordance with Section 404 of the Sarbanes-Oxley Act of 2002, the Company’s management has been assessing the effectiveness of the Company’s internal controls over financial reporting and disclosure controls. Based on this assessment, the Company expects to report a material weakness in the Company’s internal controls over financial reporting, and, therefore, concludes that internal controls over financial reporting as of September 30, 2010 are not effective. Although the assessment is not yet complete, management expects to recommend to the audit committee of the Company’s board of directors certain remedial actions that include (i) the addition of more experienced accounting staff with US Certified Public Accountant certificate at the Company’s enterprise; (ii) a formal training program for all accounting and finance personnel, so that they remain current with accounting rules, regulations and trends, (iii) a thorough review of the finance and accounting departments, to ensure that the areas of responsibilities are properly matched to the staff competencies and that the lines of communication and processes are as effective as practicable.

The audit committee and management have discussed the matters disclosed in this current report on Form 8-K with Baker Tilly Hong Kong, the Company’s independent registered public accounting firm. The Company is working diligently to complete the restatement of its financial statements.

Statements in this report, including but not limited to those relating to the Company’s or management’s intentions, beliefs, expectations, hopes, projections, assessment of risks, estimations, plans or predictions for the future, including the impact of the restatement, timing of filings with the SEC and other statements that are not historical facts are forward-looking statements that are based on current expectations.  Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include delays and uncertainties that may be encountered in connection with the restatement, final audits and reviews by the Company and its auditors, and other risks described in the Company’s annual report on Form 10-K for the year ended December 31, 2009 and its other filings with the SEC.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.  Investors should not place undue reliance on forward-looking statements.  Each forward-looking statement speaks only as of the date of the particular statement and the Company undertakes no duty to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huifeng Bio-Pharmaceutical Technology, Inc.

	By:	/s/ Jing’an Wang
Jing’an Wang
Date: February 17, 2011		Chief Executive Officer